Exhibit 10.6

CELCUITY INC.

2026 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (“Agreement”) is entered into as of the “Grant Date” set forth below, by and between Celcuity Inc., a Delaware corporation (the “Company”) and the Participant named below. The Award granted hereby is granted under the Celcuity Inc. 2026 Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, any capitalized terms used in this Agreement will have the meanings given to them in the Plan as it currently exists or is amended in the future.

1.
Grant of Award. The Company hereby grants to the Participant a Restricted Stock Award for the number of Shares set forth below, on the terms and conditions set forth herein, and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail except as expressly overridden in this Agreement.

Grant Number:	RSA-

Participant:

Grant Date:

Vesting Commencement Date:

Total Number of Shares
Subject to the Award:	______________ Shares

The Shares subject to this Award will be subject to the restrictions set forth in Section 3 of this Agreement and will be subject to forfeiture until vested as set forth in Section 4 of this Agreement. For purposes of this Agreement, “Vested Shares” means Shares that, at the applicable date, have vested and with respect to which the risk of forfeiture has lapsed in accordance with Section 4 and “Unvested Shares” means Shares that, at the applicable date, have not yet vested and with respect to which the risk of forfeiture has not lapsed in accordance with Section 4. The Participant will be deemed to be the holder of any Shares distributed as a stock dividend or in a stock split or otherwise with respect to the Shares before they vest, which will be considered additional Unvested Shares subject to the same transfer restrictions and risk of forfeiture as the underlying Unvested Shares and will be held as prescribed in Section 2.

2.
Issuance of Shares. Until the Shares vest as provided in Section 4, the Unvested Shares will be evidenced either by a book-entry in the Participant’s name with the Company’s transfer agent or by one or more stock certificates issued in the Participant’s name. Any such stock certificate(s) will be deposited with the Company or its designee and will bear the following legend:

The Shares represented by this certificate are subject to certain restrictions upon transfer and may be transferred only in accordance with the terms of a Restricted Stock Agreement between the Company and the registered holder, a copy of which is on file at the principal office of the Company.

Any book-entry will be accompanied by a similar legend and shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable. Simultaneously with the execution and delivery of this Agreement, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Unvested Shares, in the form attached hereto as Exhibit A.

3.
Transfer Restrictions. Until the Shares vest as provided in Section 4, the Participant is not entitled to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares, and the Shares remain subject to possible forfeiture as provided in Section 4. Except as otherwise provided in this Agreement or the Plan, until or unless the Unvested Shares have been forfeited pursuant to Section 4, the Participant will be entitled to vote the Unvested Shares, but the Participant will not have any other rights as a stockholder with respect to the Unvested Shares. Any cash or other non-stock dividends attributable to Unvested Shares shall be delivered to, retained and held by the Company, subject to the same vesting conditions and other terms of this Agreement to which the underlying Unvested Shares are subject, and shall be paid to the Participant when the underlying Shares become Vested Shares.
4.
Risk of Forfeiture; Vesting Schedule.
(a)
General. The Shares will remain subject to forfeiture until vested as provided herein. The Shares will vest, and the risk of forfeiture will lapse, [insert vesting schedule]; provided, however, that if the Participant ceases to be a Service Provider before this Award has become vested with respect to all of the Shares, no additional Shares will vest after the Separation from Service, except as provided below.
(b)
Treatment Upon a Change in Control. In the event of a Change in Control of the Company, Section 12(b) of the Plan will apply to this Award.
(c)
Accelerated Vesting upon Death. If the Participant incurs a Separation from Service by reason of the Participant’s death before this Award has become vested with respect to all of the Shares, all Unvested Shares shall vest as of the date of the Separation from Service.
(d)
Separation from Service. If the Participant incurs a Separation from Service for any reason other than death before this Award has become vested with respect to all of the Shares, the Participant will immediately forfeit all Unvested Shares without any payment therefor.
5.
Delivery of Vested Shares. After any Shares vest pursuant to Section 4, the Company will, as soon as practicable, cause to be delivered to the Participant, or to the Participant’s designated beneficiary or estate in the event of the Participant’s death, the applicable number of Vested Shares. Delivery of the Vested Shares will be effected by the removal of restrictions on the book-entry in the stock register maintained by the Company’s transfer agent with a corresponding notice provided to the Participant, by the electronic delivery of the Shares to a brokerage account designated by the Participant, or by delivery to the Participant of a stock certificate without restrictive legend, and shall be subject to the tax withholding provisions of Section 6.
6.
Tax Obligations.
(a)
The Participant acknowledges that unless the Participant makes a proper and timely Section 83(b) election as described below, then at the time the Shares vest, the Participant will be obligated to recognize ordinary income in an amount equal to the Fair Market Value as of the date of vesting of the Vested Shares. No Vested Shares will be delivered to the Participant unless the Participant has made arrangements acceptable to the Company for payment of any federal, state, local or foreign withholding taxes that may be due as a result of the vesting of the Shares. The Participant hereby authorizes the Company (or any Affiliate) to withhold from payroll or other amounts payable to the Participant any sums required to satisfy such withholding tax obligations in accordance with the provisions of Section 14 of the Plan.
(b)
The Participant understands that, with respect to the grant of this Award, the Participant may file an election with the Internal Revenue Service on IRS Form 15620, within 30 days of the Grant Date, electing pursuant to Section 83(b) of the Internal Revenue Code to be taxed on the Fair Market Value of the Unvested Shares as of the Grant Date. THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF. If the Participant makes such an election, the Participant must promptly provide the Company with a copy of the election form, and make arrangements acceptable to the Company for the payment of withholding taxes as described above.

7.
NO GUARANTEE OF CONTINUED SERVICE. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED AN AWARD). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE RELATIONSHIP (A) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (B) AS A CONSULTANT PURSUANT TO THE TERMS OF THE PARTICIPANT’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (C) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.
8.
Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties regarding the acquisition of stock in the Company and supersede in their entirety all prior oral and written undertakings and agreements of the Company and the Participant on that subject, with the exception of any other Awards previously granted and delivered to the Participant under the Plan or any similar plan maintained by the Company or its Affiliates except as expressly overridden or amended in another written plan or agreement. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

* * * * *

[Signature page follows]

Signature page to Restricted Stock Agreement

By the Participant’s signature and the signature of the Company’s representative below, the Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. The Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. The Participant further acknowledges that the acceptance of this Award is voluntary and not a condition of Service, and that the Participant may decline to accept this Award without adverse consequences to the Participant’s continued Service relationship with the Company. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and this Agreement.

The Participant further agrees to notify the Company of any change in the Participant’s residence address indicated below.

PARTICIPANT:	CELCUITY INC.
__________________________________ (Signature)	By: ______________________________ Title: _____________________________

(Print Name) Address:	(Print Name) Address:
__________________________________ __________________________________ __________________________________	Celcuity Inc. 2800 Campus Drive, Suite 140 Minneapolis, MN 55441

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, and pursuant to that certain Restricted Stock Agreement (the “Agreement”) dated as of _____________, 20__, the undersigned, ________________________________________, hereby sells, assigns and transfers unto Celcuity Inc., ___________ shares of Common Stock of Celcuity Inc., a Delaware corporation, standing in his or her name on the books of said corporation in book-entry form or represented by the following stock certificate:

Certificate No. _____, representing ________________ Shares

The undersigned hereby irrevocably constitutes and appoints the duly elected Secretary of the corporation to be his or her attorney-in-fact, with full power of substitution, to transfer said stock on the books of the corporation.

THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated:	Name:

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to cancel the Shares in the event of forfeiture as set forth in the Agreement without requiring additional signatures on the part of the Participant.